POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, PEAK INCOME PLUS FUND, a statutory trust organized under the laws of the State of Delaware (hereinafter referred to as the “Trust”), will file a Registration Statement on Form N-2 and then periodically will file amendments to its Registration Statement on Form N-2 with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended; and

WHEREAS, the undersigned is a trustee of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints Elisabeth A. Dahl, Martin R. Dean, Cassandra W. Borchers, JoAnn M. Strasser, Andrew J. Davalla, and Michael V. Wible and each of them, his attorneys for him and in his name, place and stead, and in their offices and capacities in the Trust, to execute and file any amendment(s) to the Trust’s Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 19th day of May, 2022.

/s/ David R. Carson
David Carson

STATE OF OHIO	)
)
COUNTY OF HAMILTON	)

On May 19, 2022, before me appeared David Carson, known to me personally, and stated that he executed the foregoing instrument for the purposes therein contained, by signing his name.

IN WITNESS WHEREOF I have hereunto set my hand and official seal.

/s/ Amy C. France
(NOTARIAL SEAL)	Name:

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, PEAK INCOME PLUS FUND, a statutory trust organized under the laws of the State of Delaware (hereinafter referred to as the “Trust”), will file a Registration Statement on Form N-2 and then periodically will file amendments to its Registration Statement on Form N-2 with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended; and

WHEREAS, the undersigned is a trustee of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints Elisabeth A. Dahl, Martin R. Dean, Cassandra W. Borchers, JoAnn M. Strasser, Andrew J. Davalla, and Michael V. Wible and each of them, his attorneys for him and in his name, place and stead, and in their offices and capacities in the Trust, to execute and file any amendment(s) to the Trust’s Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 19th day of May, 2022.

/s/ Daniel J. Condon
Daniel J. Condon

STATE OF OHIO	)
)
COUNTY OF HAMILTON	)

On May 19, 2022, before me appeared Daniel J. Condon, known to me personally, and stated that he executed the foregoing instrument for the purposes therein contained, by signing his name.

IN WITNESS WHEREOF I have hereunto set my hand and official seal.

/s/ Dawn Schneider
(NOTARIAL SEAL)	Name:

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, PEAK INCOME PLUS FUND, a statutory trust organized under the laws of the State of Delaware (hereinafter referred to as the “Trust”), will file a Registration Statement on Form N-2 and then periodically will file amendments to its Registration Statement on Form N-2 with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended; and

WHEREAS, the undersigned is a trustee of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints Elisabeth A. Dahl, Martin R. Dean, Cassandra W. Borchers, JoAnn M. Strasser, Andrew J. Davalla, and Michael V. Wible and each of them, his attorneys for him and in his name, place and stead, and in their offices and capacities in the Trust, to execute and file any amendment(s) to the Trust’s Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 19th day of May, 2022.

/s/ Freddie Jacobs Jr.
Freddie Jacobs Jr.

STATE OF OHIO	)
)
COUNTY OF HAMILTON	)

On May 19, 2022, before me appeared Freddie Jacobs Jr., known to me personally, and stated that he executed the foregoing instrument for the purposes therein contained, by signing his name.

IN WITNESS WHEREOF I have hereunto set my hand and official seal.

/s/ Amy C. France
(NOTARIAL SEAL)	Name:

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, PEAK INCOME PLUS FUND, a statutory trust organized under the laws of the State of Delaware (hereinafter referred to as the “Trust”), will file a Registration Statement on Form N-2 and then periodically will file amendments to its Registration Statement on Form N-2 with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended; and

WHEREAS, the undersigned is a trustee of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints Elisabeth A. Dahl, Martin R. Dean, Cassandra W. Borchers, JoAnn M. Strasser, Andrew J. Davalla, and Michael V. Wible and each of them, his attorneys for him and in his name, place and stead, and in their offices and capacities in the Trust, to execute and file any amendment(s) to the Trust’s Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 19th day of May, 2022.

/s/ Gary E. Hippenstiel
Gary E. Hippenstiel

STATE OF OHIO	)
)
COUNTY OF HAMILTON	)

On May 19, 2022, before me appeared Gary E. Hippenstiel, known to me personally, and stated that he executed the foregoing instrument for the purposes therein contained, by signing his name.

IN WITNESS WHEREOF I have hereunto set my hand and official seal.

/s/ Dawn Schneider
(NOTARIAL SEAL)	Name:

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, PEAK INCOME PLUS FUND, a statutory trust organized under the laws of the State of Delaware (hereinafter referred to as the “Trust”), will file a Registration Statement on Form N-2 and then periodically will file amendments to its Registration Statement on Form N-2 with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended; and

WHEREAS, the undersigned is a trustee of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints Elisabeth A. Dahl, Martin R. Dean, Cassandra W. Borchers, JoAnn M. Strasser, Andrew J. Davalla, and Michael V. Wible and each of them, her attorneys for her and in her name, place and stead, and in their offices and capacities in the Trust, to execute and file any amendment(s) to the Trust’s Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set her hand this 19th day of May, 2022.

/s/ Catharine Barrow McGauley
Catharine Barrow McGauley

STATE OF OHIO	)
)
COUNTY OF HAMILTON	)

On May 19, 2022, before me appeared Catharine Barrow McGauley, known to me personally, and stated that she executed the foregoing instrument for the purposes therein contained, by signing her name.

IN WITNESS WHEREOF I have hereunto set my hand and official seal.

/s/ Dawn Schneider
(NOTARIAL SEAL)	Name:

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, PEAK INCOME PLUS FUND, a statutory trust organized under the laws of the State of Delaware (hereinafter referred to as the “Trust”), will file a Registration Statement on Form N-2 and then periodically will file amendments to its Registration Statement on Form N-2 with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended; and

WHEREAS, the undersigned is a trustee of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints Elisabeth A. Dahl, Martin R. Dean, Cassandra W. Borchers, JoAnn M. Strasser, Andrew J. Davalla, and Michael V. Wible and each of them, his attorneys for him and in his name, place and stead, and in their offices and capacities in the Trust, to execute and file any amendment(s) to the Trust’s Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 31st day of May, 2022.

/s/ Kenneth G.Y. Grant
Kenneth G.Y. Grant

COMMONWEALTH OF MASSACHUSETTS	)
)
COUNTY OF ESSEX	)

On May 31st, 2022, before me appeared Kenneth G.Y. Grant, known to me personally, and stated that he executed the foregoing instrument for the purposes therein contained, by signing his name.

IN WITNESS WHEREOF I have hereunto set my hand and official seal.

/s/ Yana Kaplan
(NOTARIAL SEAL)	Name:

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, PEAK INCOME PLUS FUND, a statutory trust organized under the laws of the State of Delaware (hereinafter referred to as the “Trust”), will file a Registration Statement on Form N-2 and then periodically will file amendments to its Registration Statement on Form N-2 with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended; and

WHEREAS, the undersigned is a trustee of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints Elisabeth A. Dahl, Martin R. Dean, Cassandra W. Borchers, JoAnn M. Strasser, Andrew J. Davalla, and Michael V. Wible and each of them, his attorneys for him and in his name, place and stead, and in their offices and capacities in the Trust, to execute and file any amendment(s) to the Trust’s Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 19th day of May, 2022.

/s/ Ronald C. Tritschler
Ronald C. Tritschler

STATE OF OHIO	)
)
COUNTY OF HAMILTON	)

On May 19, 2022, before me appeared Ronald C. Tritschler, known to me personally, and stated that he executed the foregoing instrument for the purposes therein contained, by signing his name.

IN WITNESS WHEREOF I have hereunto set my hand and official seal.

/s/ Dawn Schneider
(NOTARIAL SEAL)	Name:

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, PEAK INCOME PLUS FUND, a statutory trust organized under the laws of the State of Delaware (hereinafter referred to as the “Trust”), will file a Registration Statement on Form N-2 and then periodically will file amendments to its Registration Statement on Form N-2 with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended; and

WHEREAS, the undersigned is a trustee of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints Elisabeth A. Dahl, Martin R. Dean, Cassandra W. Borchers, JoAnn M. Strasser, Andrew J. Davalla, and Michael V. Wible and each of them, his attorneys for him and in his name, place and stead, and in their offices and capacities in the Trust, to execute and file any amendment(s) to the Trust’s Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 19th day of May, 2022.

/s/ Stephen A. Little
Stephen A. Little

STATE OF OHIO	)
)
COUNTY OF HAMILTON	)

On May 19, 2022, before me appeared Stephen A. Little, known to me personally, and stated that he executed the foregoing instrument for the purposes therein contained, by signing his name.

IN WITNESS WHEREOF I have hereunto set my hand and official seal.

/s/ Amy C. France
(NOTARIAL SEAL)	Name:

POWER OF ATTORNEY

WHEREAS, PEAK INCOME PLUS FUND, a statutory trust organized under the laws of the State of Delaware (hereinafter referred to as the “Trust”), expects to file a Registration Statement on Form N-2, then periodically file amendments to its Registration Statement on Form N-2 with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended;

NOW, THEREFORE, the Trust constitutes and appoints ELISABETH A. DAHL, MARTIN R. DEAN, CASSANDRA W. BORCHERS, JOANN M. STRASSER, ANDREW J. DAVALLA, and MICHAEL V. WIBLE and each of them, as its attorneys for it and in its name, place and stead, and in its capacity as a Trust, to execute and file any Amendment or Amendments to the Trust’s Registration Statement hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the Trust has caused its name to be subscribed hereto by its President this 19th day of May, 2022.

PEAK INCOME PLUS FUND
By:	/s/ Martin R. Dean
Martin R. Dean, President

Attest:

By:	/s/ Zachary Richmond
Zachary Richmond, Treasurer

STATE OF OHIO

COUNTY OF HAMILTON

This record was acknowledged before me on May 19, 2022 by Martin R. Dean.

/s/ Amy C. France
Notary Public – State of Ohio
Notary ID: No. ____________
Qualified in _______________
Commission Expires: 10-15-2022

CERTIFICATE

The undersigned, Secretary of PEAK INCOME PLUS FUND, hereby certifies that the following resolution was duly adopted by a majority of the Board of Trustees at a meeting held May 19, 2022, and is in full force and effect:

WHEREAS, PEAK INCOME PLUS FUND, a statutory trust organized under the laws of the State of Delaware (hereinafter referred to as the “Trust”), expects to file Registration Statement on Form N-2, and then periodically file amendments to its Registration Statement Form N-2 with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended;

NOW, THEREFORE, the Trust constitutes and appoints ELISABETH A. DAHL, MARTIN R. DEAN, CASSANDRA W. BORCHERS, JOANN M. STRASSER, ANDREW J. DAVALLA, and MICHAEL V. WIBLE, and each of them, as its attorneys for it and in its name, place and stead, and in its capacity as a Trust, to execute and file any Amendment or Amendments to the Trust’s Registration Statement hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

Dated: May 25, 2022

By:	/s/ Elisabeth Dahl
Elisabeth Dahl, Secretary
PEAK INCOME PLUS FUND